                                                                   EXHIBIT 10.12

                    CONSENT AND SECOND AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT

                   CONSENT AND SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of February 28, 1997 (this "Consent and Second Amendment"), to Revolving Credit and Term Loan Agreement dated as of July 30, 1996 and amended as of August 6, 1996 (as amended, the "Original Agreement"), among InterMedia Partners IV, L.P., a California limited partnership (the "Borrower"), The Bank of New York, as administrative agent, The Bank, of New York, NationsBank of Texas, N.A. and Toronto-Dominion (Texas), Inc., as syndication agents, The Bank of New York, NationsBank of Texas, N.A. and Toronto Dominion (Texas), Inc., as arranging agents, and the financial institutions parties thereto.

         Capitalized terms used and not otherwise defined in this Consent and Second Amendment shall have the meanings ascribed thereto in the Original Agreement as amended by this Consent and Second Amendment.


                                   WITNESSETH

                   WHEREAS, the parties hereto are parties to the Original Agreement;

                   WHEREAS, the Borrower and IP-IV Capital have requested the Lenders' consent to (i) the sale by Leo J. Hindery, Jr. of 100% of the outstanding equity interests in InterMedia Management, Inc., a California corporation ("IMI"), to Robert J. Lewis and the appointment of Robert J. Lewis as president of IMI, (ii) the conversion of Leo J. Hindery, Jr.'s interest as managing general partner of InterMedia Capital Management IV, L.P., a California limited partnership ("ICM IV"), into a limited partnership interest in ICM IV,
(iii) the direct or indirect sale by ICM IV to InterMedia Capital Management, LLC, a Delaware limited liability company ("ICM LLC"), of a .001% interest in IP-IV Capital, the conversion of ICM IV's remaining interest as a general partner in IP-IV Capital into a limited partnership interest and the admission of ICM LLC as a general partner of IP-IV Capital, (iv) the direct or indirect sale by ICM IV to ICM LLC of a .01% interest in the Borrower and the admission of ICM LLC as a general partner of the Borrower, (v) the direct or indirect sale by ICM IV to ICM LLC of a .01% partnership interest in InterMedia Partners Southeast,

A California general partnership ("IP Southeast"), and the admission of ICM LLC as managing general partner of IP Southeast and (vi) the direct or indirect sale by ICM IV to ICM LLC of a .01% partnership interest in InterMedia
Partners of Tennessee, a California general partnership ("IP Tennessee"), and the admission of ICM LLC as managing general partner of IP Tennessee (the transactions described in clauses (i) through (vi) above are referred to herein as the "Restructuring Transactions");

                   WHEREAS, the Borrower and ICM IV have requested that the Lenders amend certain provisions contained in the original Agreement and certain other Credit Documents to permit the Restructuring Transactions; and

                   WHEREAS, the Lenders executing this Consent and Second Amendment are willing to consent to the Restructuring Transactions and to agree to the necessary amendments to the original Agreement and such other Credit Documents.

                   NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE I

                             Amendments and Consent

                   Section 1.1 The Administrative Agent, the Syndication Agents, the Arranging Agents and the Lenders executing this Consent and Second Amendment hereby consent, notwithstanding the terms of the Original Agreement as amended by this Consent and Second Amendment and the Credit Documents, to the consummation of the Restructuring Transactions.


                   Section 1.2 The original Agreement is hereby amended by adding the following definitions to Section 1.01:

                   "ICM LLC" means InterMedia Capital Management, LLC, a Delaware limited liability company.


                   "ICM LLC Hypothecation Agreement" means the Security and Hypothecation Agreement executed by ICM LLC substantially in the form of Exhibit G, as it may be amended or supplemented from time to time.


                   Section 1.3 The Original Agreement is hereby amended by adding "ICM LLC," after "ICM IV," in the definition of "Hypothecation Agreements, in Section 1.01.

                   Section 1.4 The definition of "Management Agreements" set forth in Section 1.01(b) of the Original Agreement is hereby amended to read in its entirety as follows:



                         "'Management Agreements', means (i) the Administration
                   Agreement between ICM IV and IP West Tennessee dated as of July 30, 1996, as amended, (ii) the Administration Agreement between ICM IV and RMG dated as of July 30, 1996, as amended,
                   (iii) an Administration Agreement between either IMI or ICM IV and the Borrower, (iv) an Administration Agreement between either IMI or ICM IV and IP Southeast and (v) an Administration Agreement between either IMI or ICM IV and IP Tennessee."

                   Section 1.5 The definition of "Management Fees" set forth in
Section 1.01(b) of the Original Agreement is hereby amended to read in its entirety as follows:

                         "'Management Fees' means the fees payable pursuant to
                   the Management Agreements."

                   Section 1.6 The definition of "Administration Agreements" set forth in Section 1.01(b) of the Original Agreement is hereby amended to read in its entirety as follows:

                         "'Administration Agreements' means the (i)
                   Service Agreement between IMI and IP-Southeast dated as of July 30, 1996 as amended, (ii) the Service Agreement between IMI and IP Tennessee dated as of January 19, 1995, as amended, (iii) the Amended and Restated Service Agreement between IMI and IP West Tennessee dated as of December 27, 1990 as amended, and (iv) the Service Agreement between IMI, the Borrower and IP-IV Capital dated as of March 19, 1996, as amended."

                   Section 1.7 The definition of "Permitted Administration Fee Payments" set forth in Section 1.01(b) of the Original Agreement is hereby amended to read in its entirety as follows:

                         "'Permitted Administration Fee Payments' means the
                   fees payable by Borrower to IMI pursuant to the Administration Agreements to the extent of

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                   costs and expenses actually incurred under the relevant
                   Administration Agreement."

                   Section 1.8 The Original Agreement is hereby amended by replacing "Robert J. Lewis" for "Leo J. Hindery, Jr.' in the definition of "Responsible Person" in Section 1.01.

                   Section 1.9 Section 6.01(a)(ii) of the Original Agreement is hereby amended by adding "or limited liability companies, as the case may be" after "limited partnerships in the second line thereof.

                   Section 1.10 Section 6.01(b)(i) of the original Agreement is hereby amended by replacing "ICM IV" with "ICM LLC" in each instance.

                   Section 1.11 Sections 6.01(b)(ii), (e) through (h), (j), (p),
(q), (r), (v) and (w) of the Original Agreement are hereby amended by adding "ICM LLC," after "IP-IV Capital," in each instance.

                   Section 1.12 Section 6.01(d) of the Original Agreement is hereby amended by adding the following as clause (v) thereto:

                         "(v) ICM LLC has full power and authority to execute,
                   deliver and perform each of the Credit Documents and each of the Related Documents to which it is a party, to grant to the Lenders the security interests and Liens described therein and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of ICM LLC and its members. No consent or approval of the members of ICM LLC is required as a condition to the validity or performance of, or the exercise by the Lenders or the Agent of any of their rights and remedies under the Credit Documents to which ICM LLC is a party (other than the execution of such Credit Documents by the member(s)) except for such consents and approvals which have been obtained and are in full force and effect."


                   Section 1.13 Sections 6.01(b)(ii) and 6.01(h) of the Original Agreement are each hereby further amended by adding, "limited liability company agreement" after the words "partnership agreements" in the second line of Section

6.01(b)(ii) and after the words "partnership agreement" in the eighth line of
Section 6.01(h).

                   Section 1.14 Sections 9.01(k), (1) and (m) of the Original Agreement are hereby replaced with the following:

                   "(k) There shall have occurred a breach of the Borrower Partnership Agreement, resulting in ICM LLC and IP-IV Capital no longer acting as the general partners thereof or there shall have occurred a breach of the ICM IV Partnership Agreement, resulting in IMI no longer acting as the general partner thereof or there shall have occurred a breach of the IP-IV Capital Partnership Agreement, resulting in ICM LLC no longer acting as the sole general partner thereof; or

                   (1) Robert J. Lewis shall (1) no longer act as President or no longer be the sole shareholder of IMI or (2) no longer be the managing member of ICM LLC or no longer directly or indirectly control ICM LLC, except in the case of his death or physical or mental incapacity; or

                   (m) IP-IV Capital shall fail to own directly 99.99% of the Borrower or ICM LLC shall fail to own .01% of the Borrower; or"

                   Section 1.15 Section 12.06 of the Original Agreement is hereby amended by replacing "Leo J. Hindery, Jr." in the notice address for the Borrower with "Robert J. Lewis".


                                   ARTICLE II

                           Related Document Amendments


                   Section 2.1 The Lenders hereby consent to the execution and delivery by the Borrower of amendments to any and all of the Related Documents as necessary to permit the consummation of the Restructuring Transactions and to permit certain other amendments necessary or incidental thereto (such amendments to the Related Documents, together with the additional Related Documents executed in connection with the Restructuring Transactions are herein referred to collectively as the "Related Document Amendments"), and hereby agree to waive the restriction provided in Section


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


8.02 (1) of the Original Agreement to the extent necessary to permit the execution and delivery of the Related Document Amendments.

                                   ARTICLE III

                         Representations and Warranties

                   Section 3.1 The Borrower and, to the extent any of the following representations are applicable to IP-IV Capital, IP-IV Capital, represent and warrant to the Lenders that upon the effectiveness of this Consent and Second Amendment and immediately before and after giving effect to Restructuring Transactions:

                   (a) Authority. (i) The Borrower has full power and authority to execute, deliver and perform its obligations under this Consent and Second Amendment and each of the Related Document Amendments to which it is a party and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary partnership action of the Borrower and its partners. No consent or approval of the partners of the Borrower is required as a condition to the validity or performance of, or the exercise by the Lenders, the Administrative Agent, the Syndication Agents or the Arranging Agents of any of their rights and remedies under, the Credit Documents to which it is a party (other than the execution of such Credit Documents by the general partner(s) of the Borrower), except for such consents and approvals which have been obtained and are in full force and effect and except where the failure to obtain and maintain in full force and effect any such consent or approval, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                   (ii) IP-IV Capital has full power and authority to execute, deliver and perform its obligations under this Consent and Second Amendment and each of the Related Document Amendments to which it is a party and incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary partnership action of IP-IV Capital and its general partners. No consent or approval of the general partners of IP-IV Capital is required as a condition to the validity or performance of, or the exercise by the Lenders, the Administrative Agent, the Syndication Agents or the Arranging Agents of any of their rights and remedies under, this Consent and Second Amendment (other than the execution of this Consent and Second Amendment by the general partner(s) of IP-IV Capital), except for such consents and approvals which have been obtained and are in full force and effect and except where the failure to obtain and maintain in full force and effect any such consent or approval, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                   (b) Authorizations. All material authorizations, consents, approvals, registrations, notices, exemptions and licenses with, to or from Governmental Authorities and other Persons which are necessary in connection with the execution of this Consent and Second Amendment, the execution of each of the Related Document Amendments to which the Borrower, IP-IV Capital, ICM
IV, ICM LLC or any Restricted Subsidiary is a party, the performance by the Borrower of its obligations under the Original Agreement as amended by this Consent and Second Amendment, the performance by the Borrower, IP-IV Capital, ICM IV, ICM LLC or a Restricted Subsidiary, as the case may be, of each Related Document Amendment, the consummation of the Restructuring Transactions and the exercise by the Administrative Agent, the Syndication Agents, the Arranging Agents and the Lenders of their remedies under the Original Agreement as amended by this Consent and Second Amendment have been effected or obtained and are in full force and effect, except where the failure to effect or obtain any such authorization, consent, approval, registration, notice, exemption or license, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                   (c) Binding Agreement. This Consent and Second Amendment, each of the Related Document Amendments to which the Borrower, IP-IV Capital, ICM IV, ICM LLC or any Restricted Subsidiary is a party constitutes the valid and legally binding obligations of the Borrower, IP-IV Capital, ICM IV, ICM LLC or a Restricted Subsidiary, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                   (d) Litigation. There are no proceedings, investigations or labor controversies pending or, so far as the Borrower knows, threatened before any court or arbitrator or before or by any Governmental Authority which are related to this Consent and Second Amendment, any Related Document Amendment or the Restructuring Transactions which, in any one case or in the aggregate, if determined adversely to the interests of the Borrower, could have a Material Adverse Effect.

                   (e) No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding on IP-IV Capital, the Borrower, its partners or a Restricted Subsidiary or affecting their respective properties and no provision of the Borrower Partnership Agreement or the partnership agreement, by-laws or operating agreement, as the case may be, of IP-IV Capital, ICM LLC or any of the Restricted Subsidiaries or any general partner or shareholder thereof which would prohibit, or in any material way be inconsistent with or prevent the execution, delivery, or performance of the terms of the Original Agreement as amended by this Consent and Second Amendment or any Related Document Amendment or result in or require the creation or imposition of any Lien (other than Permitted Encumbrances) on any of the properties of the Borrower, IP-IV Capital, ICM LLC or any of the Restricted Subsidiaries as a consequence of the execution, delivery and performance of this Consent and Second Amendment, any Related Document Amendment or the Restructuring Transactions. The execution, delivery and performance by the Borrower, IP-IV Capital, ICM LLC and the Restricted Subsidiaries of this Consent and Second Amendment and any Related Document Amendment to which they are a party do not, and will not, as the case may be,
(i) violate any provision of law applicable to the Borrower, IP-IV Capital, ICM LLC or any Restricted Subsidiary or any of their general partners or shareholders, the Borrower Partnership Agreement or the partnership agreement or operating agreement, as the case may be, of any of the Borrower's general partners or the partnership agreement or by-laws of any Restricted Subsidiary, or any order, judgment or decree of any court or other agency of government binding on the Borrower, any of its general partners or any Restricted Subsidiary, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement or instrument binding on the Borrower, any of its general partners or any Restricted Subsidiary, or affecting their respective properties, or (iii) require any approval of partners or shareholders (other than the execution thereof by the partner(s) or authorized officer(s) of the Borrower or any Restricted Subsidiary) or any approval or consent of any Person under any agreement or instrument binding on the Borrower or any of its partners or any Restricted Subsidiary, or affecting their respective properties, other than approvals which have been previously obtained and are in full force and effect, and except for


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


conflicts, inconsistencies, liens, violations, breaches, approvals or consents which individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                   (f) Security Interests. The provisions of the Hypothecation Agreements (including the Hypothecation Agreement delivered on the effective date
of this Consent and Second Amendment by ICM LLC) are effective to maintain, or, in the case of the aforementioned Hypothecation Agreement delivered by ICM LLC, create, in favor of the Lenders a valid, binding and enforceable security interest or lien in all right, title and interest of the Borrower and the hypothecators in the collateral described therein, and constitute a fully perfected first priority security interest, lien or mortgage in all right, title and interest of the Borrower or other hypothecator, as the case may be, in such collateral, superior in right to any Lien except for the Liens, if any, permitted to be prior hereunder or under any Hypothecation Agreement, existing or future, except, with respect to future Liens, as otherwise provided in the applicable Uniform Commercial Code, which the Borrower or any third Person may have against such collateral or interests therein.

                                   ARTICLE IV

                              Conditions Precedent

                   Section 4.1 The effectiveness of this Consent and Second Amendment is subject to the conditions precedent that:

                   (a) Execution of Agreement. This Consent and Second Amendment shall have been executed by the Borrower, each Lender required by the terms of the Original Agreement to effect the consents and amendments contemplated herein, the Administrative Agent, the Syndication Agent, each Arranging Agent, and consented to by IP-IV Capital, ICM IV, TCID-IP V, Inc., each Restricted Subsidiary and IP-Southeast.

                   (b) Opinion of Borrower's Counsel. The Administrative Agent shall have received a favorable written opinion of Pillsbury Madison, & Sutro LLP, counsel for the Borrower, dated the date hereof, substantially in the form of Exhibit A hereto.

                   (c) Evidence of Action. The Administrative Agent shall have received copies on all action taken by the Borrower, its partners and its affiliates to authorize this Consent and Second Amendment certified by the Borrower as true and correct as of the date hereof.

                   (d) Consent of Equity Investors. IP-IV Capital shall have obtained all consents and approvals necessary from its limited partners to effect the Restructuring Transactions and the Administrative Agent shall have received evidence thereof reasonably satisfactory to the Administrative Agent.

                   (e) No Default. No event of default, and no event which, with the giving of notice or lapse of time, or both, would constitute an event of default under the Original Agreement as amended by this Consent and Second Amendment or any other Credit Document shall have occurred and be continuing or shall result from the effectiveness of this Consent and Second Amendment or the consummation of the Restructuring Transactions, and the Administrative Agent shall have received a certificate to the above effect from the Borrower.

                   (f) ICM LLC Hypothecation Agreement. ICM LLC shall have duly authorized, executed and delivered to the Administrative Agent a Security and Hypothecation Agreement substantially in the form of Exhibit G to the Original Agreement.

                   (g) Representations And Warranties. The representations and warranties contained in Article III shall be true and correct as of the effective date of this Consent and Second Amendment and the Administrative Agent shall have received a certificate of the Borrower to the foregoing effect.

                   (h) Related Document Amendments. Each of the Related Document Amendments, each of which shall be in form and substance reasonably acceptable to the Administrative Agent, shall have been duly authorized, executed and delivered by the parties thereto and true and correct copies thereof shall have been delivered to the Administrative Agent.

                                    ARTICLE V

                                  Miscellaneous

                   SECTION 5.1 Other Credit Documents. The Lenders hereby consent to the sale by ICM IV to ICM LLC of its .01% general partnership interest in the Borrower, its .01% managing general partnership interest in IP Southeast and its .01% managing General partnership interest in IP Tennessee as part of the Restructuring Transactions and agree to waive the restriction provided in Section 5(b)(ii) of the Security and Hypothecation Agreement, dated as of July 30, 1996, made by ICM IV in favor of The Bank of New York in its capacity as Agent for the benefit of the Lenders (the "ICM IV Hypothecation Agreement"), to the extent necessary to permit the foregoing sale; provided, however, that the foregoing sale is made subject to the Lien created in the ICM IV Hypothecation Agreement, and ICM LLC takes such interests subject to such Lien. Upon the consummation of the Restructuring Transactions and the sale described in the immediately preceding sentence, the Hypothecation Agreement made by ICM IV in favor of the Agent shall be terminated and of no further force or effect.

                   SECTION 5.2 Continuing Agreement. Except as amended hereby, all of the terms of the Original Agreement and the Credit Documents shall remain and continue in full force and effect and are hereby confirmed in all respects.

                   SECTION 5.3 GOVERNING LAW. THIS CONSENT AND SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                   SECTION 5.4 Counterparts. This Consent and Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when, so executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, THE PARTIES THERETO HAVE CAUSED THIS CONSENT AND SECOND AMENDMENT TO BE DULY EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.


                          INTERMEDIA PARTNERS IV, L.P.

                             BY: INTERMEDIA CAPITAL
                                 MANAGEMENT IV, L.P.

                                 BY: INTERMEDIA MANAGEMENT, INC.

                                      By: /s/ Leo J. Hindery, Jr.
                                         --------------------------
                                         NAME: Leo J. Hindery, Jr.
                                         TITLE: President


                          THE BANK OF NEW YORK, as Agent and
                             Arranging Agent

                                By: /s/ Wade E. Layton
                                   ------------------------------
                                   NAME: Wade E. Layton
                                   TITLE: Vice President


                          NATIONSBANK OF TEXAS, N.A., as
                             Arranging Agent and Syndication Agent

                                By: /s/ Whitney L. Busse
                                   ------------------------------
                                   NAME: Whitney L. Busse
                                   TITLE: Vice President


                          TORONTO-DOMINION (TEXAS), INC., as Arranging
                             Agent and Syndication Agent

                                By: /s/ L. Allison
                                   ------------------------------
                                   NAME: Lisa Allison
                                   TITLE: Vice President

                          THE BANK OF NEW YORK COMPANY, INC. , as
                             Lender


                                By: /s/ James Whitaker
                                   ------------------------------
                                   NAME: James W. Whitaker
                                   TITLE: Authorized Signer


                          NATIONSBANK OF TEXAS, N.A., as Lender

                                By: /s/ Whitney L. Busse
                                   ------------------------------
                                   NAME: Whitney L. Busse
                                   TITLE: Vice President


                          TORONTO-DOMINION (TEXAS), INC., as
                               Lender


                                By: /s/ L. Allison
                                   ------------------------------
                                   NAME: Lisa Allison
                                   TITLE: Vice President


                          BANK OF AMERICA NATIONAL TRUST &
                          SAVINGS ASSOCIATION, as Co-Agent and
                          Lender


                                By: /s/ Shannon T. Ward
                                   ------------------------------
                                   NAME: Shannon T. Ward
                                   TITLE: Vice President


                          BANK OF HAWAII, as Co-Agent and Lender

                                By: /s/ J. Bryan Scearce
                                   ------------------------------
                                   NAME: J. Bryan Scearce
                                   TITLE: Vice President

                          THE BANK OF NOVA SCOTIA, as Co-Agent
                              and Lender

                                By: /s/ Margot C. Bright
                                   ------------------------------
                                   Name: Margot C. Bright
                                   Title: Authorized Signatory

                          BARCLAYS BANK PLC, as Co-Agent and
                              Lender

                                By: /s/ Les Bek
                                   ------------------------------
                                   Name: Les Bek
                                   Title: Director

                          CIBC INC., as Co-Agent and Lender

                                By: /s/ Lorain C. Granberg
                                   ------------------------------
                                   Name: Lorain C. Granberg
                                   Title: Director


                          CREDIT LYONNAIS NEW YORK BRANCH, as
                              Co-Agent and Lender

                                By: /s/ Mark D. Thorsheim
                                   ------------------------------
                                   Name: Mark D. Thorsheim
                                   Title: Vice President

                          FIRST HAWAIIAN BANK, as Co-Agent and
                              Lender

                                By: /s/ Donald Young
                                   ------------------------------
                                   Name: Donald Young
                                   Title: Assistant Vice President

                          FLEET BANK, N.A., as Co-Agent and
                              Lender

                                By: /s/ Garret Komjathy
                                   ------------------------------
                                   Name: Garret Komjathy
                                   Title: Vice President

                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LTD., LOS ANGELES AGENCY, as Co-Agent
                              and Lender

                                By: /s/ T. Morgan Edwards II
                                   ------------------------------
                                   Name: T. Morgan Edwards II
                                   Title: Deputy General Manager

                          MELLON BANK, N.A., as Co-Agent and
                              Lender


                                By: /s/ Michael Hrycenko
                                   ------------------------------
                                   Name: Michael Hrycenko
                                   Title: Vice President

                          PNC BANK, NATIONAL ASSOCIATION, as
                              Co-Agent and Lender

                                By: /s/ Cynthia L. Rogers
                                   ------------------------------
                                   Name: Cynthia L. Rogers
                                   Title: Banking Officer


                          ROYAL BANK OF CANADA, as Co-Agent and
                               Lender

                                By: /s/ Edward Salazar
                                   ------------------------------
                                   Name: Edward Salazar
                                   Title: Senior Manager

                          SOCIETE GENERALE, as Co-Agent and
                               Lender


                                By: /s/ Mark Vigil
                                   ------------------------------
                                   Name: Mark Vigil
                                   Title: Vice President


                          BANK BRUSSELS LAMBERT, NEW YORK BRANCH,
                               as Lender

                                By: /s/ Dominick N.J. Vangaever
                                   ------------------------------
                                   Name: Dominick N.J. Vangaever
                                   Title: Senior Vice President


                                By: /s/ Denise Isherwood
                                   ------------------------------
                                   Name: Denise Isherwood
                                   Title: Assistant Vice President

                          BANK OF MONTREAL, CHICAGO BRANCH, as
                               Lender

                                By: /s/ Karen S. Klapper
                                   ------------------------------
                                   Name: Karen S. Klapper
                                   Title: Director


                          BANQUE PARIBAS, as Lender

                                By: /s/ Sonia Isaacs
                                   ------------------------------
                                   Name: Sonia Isaacs
                                   Title: Vice President


                                By: /s/ Harry Collyns
                                   ------------------------------
                                   Name: Harry Collyns
                                   Title: Vice President

                          BANQUE NATIONALE DE PARIS, as Lender

                                By: /s/ L. Tourne
                                   ------------------------------
                                   NAME: L. Tourne
                                   TITLE: Vice President


                                By: /s/ Mylene Dab
                                   ------------------------------
                                   NAME: Mylene Dab
                                   TITLE: Assistant Vice President


                          CORESTATES BANK, N.A., as Lender

                                By: /s/ Lynae S. Young
                                   ------------------------------
                                   NAME: Lynae S. Young
                                   TITLE: Assistant Vice President


                          CRESTAR BANK, as Lender

                                By: /s/ J. Eric Millham
                                   ------------------------------
                                   NAME: J. Eric Millham
                                   TITLE: Vice President


                          THE DAI-ICHI KANGYO BANK, LTD.
                          LOS ANGELES AGENCY, as Lender

                                By: /s/ Masatsugu Morishita
                                   ------------------------------
                                   NAME: Masatsugu Morishita
                                   TITLE: Sr. Vice President


                          DEUTSCHE BANK AG, NEW YORK AND/OR
                          CAYMAN ISLANDS BRANCH, as Lender

                                By: /s/ Steven M. Godeke
                                   ------------------------------
                                   NAME: Steven M. Godeke
                                   TITLE: Vice President

                                By: /s/ John R. Lilly
                                   ------------------------------
                                   NAME: John R. Lilly
                                   TITLE: Vice President

                          DRESDNER BANK AG, NEW YORK & GRAND
                          CAYMAN BRANCHES, as Lender

                                By: /s/ Jane A. Majeski
                                   ------------------------------
                                   Name: Jane A. Majeski
                                   Title: Vice President

                                By: /s/ Brian Haughney
                                   ------------------------------
                                   Name: Brian Haughney
                                   Title: Assistant Treasurer


                          FIRST AMERICAN NATIONAL BANK, as Lender

                                By: /s/ Corey Napier
                                   ------------------------------
                                   Name: Corey Napier
                                   Title: Vice President


                          FIRST NATIONAL BANK OF MARYLAND, as
                               Lender

                                By: /s/ Mark L. Cook
                                   ------------------------------
                                   Name: Mark L. Cook
                                   Title: Senior Vice President


                          THE FUJI BANK, LIMITED
                          LOS ANGELES AGENCY, as Lender

                                By: /s/ Nobuhiro Umemura
                                   ------------------------------
                                   Name: Nobuhiro Umemura
                                   Title: Joint General Manager


                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               as Lender

                                By: /s/ Takahide Akiyama
                                   ------------------------------
                                   Name: Takahide Akiyama
                                   Title: Joint General Manager

                          MEESPIERSON, N.V., as Lender

                                By: /s/ John O'Connor
                                   ------------------------------
                                   NAME: John O'Connor
                                   TITLE: Senior Vice President

                                By: /s/ Hendrik J. Vroege
                                   ------------------------------
                                   NAME: Hendrik J. Vroege
                                   TITLE: Vice President


                          BANK OF TOKYO-MITSUBISHI TRUST CO.,
                               as Lender

                                 By: /s/ Glenn B. Eckert
                                   ------------------------------
                                   NAME: Glenn B. Eckert
                                   TITLE: Vice President


                          THE MITSUBISHI TRUST AND BANKING
                          CORPORATION, as Lender

                                 By: /s/ Patricia Loret de Mola
                                   ------------------------------
                                   NAME: Patricia Loret de Mola
                                   TITLE: Senior Vice President


                          THE NIPPON CREDIT BANK, LTD.,
                          LOS ANGELES AGENCY, as Lender

                                By: /s/ Jay Schwartz
                                   ------------------------------
                                   NAME: Jay Schwartz
                                   TITLE: Vice President & Manager


                          THE SAKURA BANK, LIMITED, as Lender

                                By: /s/ Seiichi Tagusari
                                   ------------------------------
                                   NAME: Seiichi Tagusari
                                   TITLE: Senior Vice President & Joint
                                          General Manager

                          THE SANWA BANK, LIMITED
                          LOS ANGELES BRANCH, as Lender


                                By: /s/
                                   ------------------------------
                                   Name:
                                   Title:


                          THE SUMITOMO BANK, LIMITED, as Lender

                                By: /s/ Bradford E. Chambers
                                   ------------------------------
                                   Name: Bradford E. Chambers
                                   Title: Vice President

                                By: /s/ Judith M. Bresnen
                                   ------------------------------
                                   Name: Judith M. Bresnen
                                   Title: Vice President


                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.,
                               as Lender

                                By: /s/ Janet P. Sammons
                                   ------------------------------
                                   Name: Janet P. Sammons
                                   Title: Vice President


                          UNION BANK OF CALIFORNIA, N.A., as
                               Lender

                                By: /s/ Robert Wilson
                                   ------------------------------
                                   Name: Robert Wilson
                                   Title: Vice President

                          BANKERS TRUST COMPANY, as Lender

                                By: /s/ Virginia M. Sermier
                                   ------------------------------
                                   Name: Virginia M. Sermier
                                   Title: Managing Director


                          KEYPORT LIFE INSURANCE COMPANY,
                                as Lender

                             By:  Chancellor LGT Senior Secured
                                  Management, Inc., as Portfolio
                                  Advisor

                                 By: /s/ Gregory L. Smith
                                   ------------------------------
                                   Name: Gregory L. Smith
                                   Title: Vice President


                          MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC., as Lender

                                By: /s/ Gilles Marchand
                                   ------------------------------
                                   Name: Gilles Marchand, CFA
                                   Title: Authorized Signatory


                          PILGRIM AMERICA PRIME RATE TRUST,
                               as Lender

                                By: /s/ Howard Tiffen
                                   ------------------------------
                                   Name: Howard Tiffen
                                   Title: Senior Vice President


                          ML CBO IV (CAYMAN) LTD.,
                               as Lender

                                By: Protective Life Insurance Company,
                                    as Collateral Manager

                                By: /s/ James Dondero
                                   ------------------------------
                                   Name: James Dondero, CPA, CFA
                                   Title: President

                          VAN KAMPEN AMERICAN CAPITAL
                          PRIME RATE INCOME TRUST,
                               as Lender

                                By: /s/ Jeffrey W. Maillet
                                   ------------------------------
                                   Name: Jeffrey W. Maillet
                                   Title: Senior Vice President
                                          and Director


                          SENIOR DEBT PORTFOLIO, as Assignee

                             By: Boston Management
                                 and Research, an
                                 Investment Advisor

                                By: /s/ Payson F. Swaffield
                                   ------------------------------
                                   Name: Payson F. Swaffield
                                   Title: Vice President


                          CAPTIVA FINANCE, LTD., as Assignee

                                By: /s/ Derrie Boggess
                                   ------------------------------
                                   Name: Derrie Boggess
                                   Title: Director

                          AERIES FINANCE LTD., as Assignee

                                By: /s/ Andrew Wignall
                                   ------------------------------
                                   Name: Andrew Ian Wignall
                                   Title: Director

Executed for purposes of Section 5.1
as of the date first above written:

INTERMEDIA CAPITAL MANAGEMENT IV,
L.P., a California limited partnership

By        InterMedia Management, Inc.,
          a California corporation,
          its General Partner


          By:  /s/ Leo J. Hindery, Jr.
              -------------------------
              Name: Leo J. Hindery, Jr.
              Title: President

Acknowledged, accepted, agreed and
consented to as of the date first
above written:

INTERMEDIA CAPITAL PARTNERS IV, L.P.,
a California limited partnership

By        InterMedia Capital
          Management IV, L.P., a
          California limited
          partnership, its Managing
          General Partner

          By   InterMedia Management, Inc.,
               a California corporation, its
               General Partner


          By:  /s/ Leo J. Hindery, Jr.
              -------------------------
              Name: Leo J. Hindery, Jr.
              Title: President


INTERMEDIA CAPITAL MANAGEMENT IV, L.P.,
          a California limited partnership


          By   InterMedia Management Inc.,
               a California corporation,
               its General Partner


          By:  /s/ Leo J. Hindery, Jr.
              -------------------------
              Name: Leo J. Hindery, Jr.
              Title: President

INTERMEDIA PARTNERS SOUTHEAST, a California general partnership

By        InterMedia Capital Management IV, L.P.,
          a California limited partnership, its
          Managing General Partner


          By   InterMedia Management, Inc.,
               a California corporation, its
               General Partner


          By:  /s/ Leo J. Hindery, Jr.
               -------------------------
               Name: Leo J. Hindery, Jr.
               Title: President

INTERMEDIA PARTNERS OF TENNESSEE, a California general partnership

By        InterMedia Capital
          Management IV, L.P., a
          California limited
          partnership, its Managing
          General Partner


          By   InterMedia Management, Inc.,
               a California corporation, its
               General Partner


          By:  /s/ Leo J. Hindery, Jr.
               -------------------------
               Name: Leo J. Hindery, Jr.
               Title: President

INTERMEDIA PARTNERS OF WEST TENNESSEE, L.P.
a California limited partnership

By        InterMedia Partners IV, L.P.
          a California limited partnership,
          its General Partner


By        InterMedia Capital Management IV, L.P.,
          a California limited partnership,
          its Managing General Partner


          By   InterMedia Management, Inc.,
               a California corporation, its
               General Partner


          By:  /s/ Leo J. Hindery, Jr.
               -------------------------
               Name: Leo J. Hindery, Jr.
               Title: President


ROBIN MEDIA GROUP, INC.


    By:  /s/ Leo J. Hindery, Jr.
        -------------------------
        Name: Leo J. Hindery, Jr.
        Title: President

TCID-IP V, INC.


    By:  /s/ Leo J. Hindery, Jr.
        -------------------------
        Name: Leo J. Hindery, Jr.
        Title: President